Exhibit 99.1

The Beachbody Company, Inc. Announces Third Quarter 2022 Financial Results

Delivered Third Quarter Revenue and Adjusted EBITDA Results Ahead of Guidance

Maintained Strong Cost Discipline; Reduced Operating Expense by 32% Year-Over-Year

Strong Growth Compared to 2019 Pre-COVID Baseline: Total Digital and Nutritional Subscriptions +15%, Average Digital Retention +50BPS, Total Streams +4%, DAU/MAU +10BPS

El Segundo, Calif. (November 9, 2022) – The Beachbody Company, Inc. (NYSE: BODY) (“Beachbody” or the “Company”), a leading subscription health and wellness company, today announced financial results for its third quarter ended September 30, 2022.

“Our third quarter efforts reflect the solid progress we’re making to improve the business by generating demand through compelling content, and tightly controlling costs, all as we continue to navigate the challenging market dynamics facing our industry,” said Carl Daikeler, Beachbody’s Co-Founder, Chairman, and Chief Executive Officer. “Meanwhile, we’re focused on appropriately sizing and designing fitness and nutrition solutions to appeal to the millions of Americans who want to live happier and more fulfilling lives. Looking ahead, we will remain laser-focused on capitalizing on our growth opportunities as we drive towards profitability and free cash flow generation.”

Third Quarter 2022 Results

•	Total revenue was $165.9 million, a 20% decrease compared to 2021 and a 15% decrease compared to 2019

•	Revenue exceeded the mid-point of guidance by 7%

•	Digital revenue was $72.2 million, a 23% decrease compared to 2021

•	Digital subscriptions were 2.10 million, a 20% decrease compared to 2021 and a 24% increase compared to 2019

•	Nutrition and Other revenue was $90.4 million, a 16% decrease compared to 2021

•	Nutritional subscriptions were 0.24 million, a 29% decrease compared to 2021 and a 29% decrease to 2019

•	Connected Fitness revenue was $3.3 million, a 44% decrease compared to 2021

•	Delivered approximately 2,300 bikes in the third quarter

•	Operating expenses were $140.9 million, a 32% decrease compared to 2021

•	Net loss was $33.9 million, compared to a net loss of $39.9 in 2021

•	Adjusted EBITDA[1] was ($6.2) million, compared to ($43.4) million in 2021 and $19.5 million in 2019

•	Adjusted EBITDA exceeded the mid-point of guidance by $11.3 million

•	Free cash flow was ($7.7) million, compared to ($147.6) million in 2021

•

Cash and cash equivalents were $94.1 million, a 53% decrease compared to 2021, but a 65% increase compared to the second quarter of 2022, driven by the August 2022 debt financing agreement, enhancing the Company’s financial flexibility

Key Operational and Business Metrics

	For the Three Months Ended September 30,					For the Nine Months Ended September 30,

	2022	2021	Change v 2021	2019	Change v 2019 Pre-Covid Baseline	2022	2021	Change v 2021	2019	Change v 2019 Pre-Covid Baseline
Digital Subscriptions (in millions)	2.10	2.64	(20%)	1.70	24%	2.10	2.64	(20%)	1.70	24%
Nutritional Subscriptions (in millions)	0.24	0.34	(29%)	0.34	(29%)	0.24	0.34	(29%)	0.34	(29%)
Total Subscriptions	2.34	2.98	(21%)	2.04	15%	2.34	2.98	(21%)	2.04	15%

Average Digital Retention	95.7%	95.6%	10bps	95.2%	50bps	95.6%	95.5%	10bps	95.1%	50bps
Total Streams (in millions)	27.5	35.9	(23%)	26.5	4%	96.7	136.4	(29%)	78.5	23%
DAU/MAU	29.5%	29.6%	(10bps)	29.4%	10bps	30.4%	32.1%	(170bps)	29.2%	120bps

Connected Fitness Units Delivered (in thousands)	2.3	6.5	(64%)	0.0	NM	27.7	7.0	299%	0.0	NM

Digital	$72.2	$94.1	(23%)	$68.1	6%	$232.0	$283.5	(18%)	$192.8	20%
Nutrition & other	$90.4	$108.1	(16%)	$127.9	(29%)	$278.6	$367.9	(24%)	$397.8	(30%)
Connected Fitness	$3.3	$5.9	(44%)	$—	NM	$33.4	$5.9	466%	$—	NM
Revenue (in millions)	$165.9	$208.1	(20%)	$196.0	(15%)	$544.0	$657.3	(17%)	$590.7	(8%)
Net Income/(Loss) (in millions)	$(33.9)	$(39.9)	15%	$3.4	(1099%)	$(149.3)	$(82.4)	(81%)	$30.5	(589%)
Adjusted EBITDA (in millions)	$(6.2)	$(43.4)	86%	$19.5	(132%)	$(26.8)	$(59.5)	55%	$59.2	(145%)

2022 Financial Outlook 2

For the fourth quarter of 2022 the Company expects:

•	Total revenue to be between $140 million and $150 million

•	Adjusted EBITDA loss to be between $9 million and $14 million

[1]	A definition of Adjusted EBITDA and reconciliation to net loss is at the end of this release.
[2]	Net loss guidance is not reasonably available due to potential changes in matters that we cannot forecast at this time.

Conference Call and Webcast Information

Beachbody will host a conference call at 5:00pm ET on Wednesday, November 9, 2022 to discuss its financial results. To participate in the live call, please dial (844) 200-6205 (U.S. & Canada), or (646) 904-5544 (all other locations) and provide the conference identification number: 577340. The conference call will also be available to interested parties through a live webcast at https://investors.thebeachbodycompany.com/.

A replay of the call will be available until November 16, 2022 by dialing (866) 813-9403 (U.S & Canada), or (929) 458-6194 (all other locations). The replay passcode is 137285.

After the conference call, a webcast replay will remain available on the investor relations section of the Company’s website for one year.

About The Beachbody Company, Inc.

Headquartered in Southern California, Beachbody is a leading digital fitness and nutrition subscription company with over two decades of creating innovative content and powerful brands. The Beachbody Company is the parent company of the Beachbody On Demand streaming platform (BOD), including its live digital streaming subscription BODi, and the Beachbody Bike powered by MYXfitness, the Company’s connected indoor bike. For more information, please visit TheBeachbodyCompany.com.

Safe Harbor Statement

This press release contains “forward-looking” statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which are statements other than historical fact or in the future tense. These statements include but are not limited to statements regarding our future performance and our market opportunity, including expected financial results for the second quarter and full year, our business strategy, our plans, and our objectives and future operations.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our ability to successfully acquire and integrate new operations; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; and litigation and the ability to adequately protect our intellectual property rights. You can identify these statements by the use of terminology such as “believe”, “plans”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (SEC) filings, including those risks and uncertainties included in the Form 10-K filed with the SEC on March 1, 2022 and quarterly reports on Form 10-Q, which are available on the Investor Relations page of the Beachbody website at https://investors.thebeachbodycompany.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

The Beachbody Company, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$94,063	$104,054
Restricted cash	—	3,000
Inventory, net	67,993	132,730
Prepaid expenses	7,181	15,861
Other current assets	41,028	43,727

Total current assets	210,265	299,372
Property and equipment, net	82,030	113,098
Content assets, net	36,783	39,347
Goodwill and intangible assets, net	156,800	171,533
Other assets	12,727	14,262

Total assets	$498,605	$637,612

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,867	$48,379
Accrued expenses	71,695	74,525
Deferred revenue	102,086	107,095
Current portion of Term Loan	1,250	—
Other current liabilities	3,879	6,233

Total current liabilities	192,777	236,232
Term Loan	39,474	—
Deferred tax liabilities	1,319	3,165
Other liabilities	12,702	12,830

Total liabilities	246,272	252,227

Commitments and contingencies (Note 8)

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 shares authorized, none issued and outstanding at September 30, 2022 and December 31, 2021	—	—
Common stock, $0.0001 par value, 1,900,000,000 shares authorized (1,600,000,000 Class A, 200,000,000 Class X and 100,000,000 Class C);
Class A: 170,911,819 and 168,333,463 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively;	17	17
Class X: 141,250,310 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively;	14	14
Class C: no shares issued and outstanding at September 30, 2022 and December 31, 2021	—	—
Additional paid-in capital	626,255	610,418
Accumulated other comprehensive income (loss)	349	(21)
Accumulated deficit	(374,302)	(225,043)

Total stockholders’ equity	252,333	385,385

Total liabilities and stockholders’ equity	$498,605	$637,612

The Beachbody Company, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue:
Digital	$72,228	$94,072	$231,988	$283,547
Nutrition and other	90,416	108,053	278,596	367,895
Connected fitness	3,331	5,927	33,449	5,937

Total revenue	165,975	208,052	544,033	657,379
Cost of revenue:
Digital	16,078	12,124	50,909	34,858
Nutrition and other	40,486	50,682	127,262	164,679
Connected fitness	4,745	10,261	80,910	10,417

Total cost of revenue	61,309	73,067	259,081	209,954
Gross profit	104,666	134,985	284,952	447,425

Operating expenses:
Selling and marketing	93,145	153,782	286,213	438,672
Enterprise technology and development	25,686	29,680	83,516	83,718
General and administrative	19,532	23,346	59,189	58,523
Restructuring	1,492	—	10,047	—
Impairment of intangible assets	1,000	—	1,000	—

Total operating expenses	140,855	206,808	439,965	580,913

Operating loss	(36,189)	(71,823)	(155,013)	(133,488)
Other income (expense):
Change in fair value of warrant liabilities	2,362	30,274	4,696	35,664
Interest expense	(1,152)	(62)	(1,174)	(490)
Other income, net	571	202	696	3,155

Loss before income taxes	(34,408)	(41,409)	(150,795)	(95,159)
Income tax benefit	549	1,487	1,536	12,739

Net loss	$(33,859)	$(39,922)	$(149,259)	$(82,420)

Net loss per common share, basic and diluted	$(0.11)	$(0.13)	$(0.49)	$(0.31)

Weighted-average common shares outstanding, basic and diluted	307,949	304,599	307,178	265,117

The Beachbody Company, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(149,259)	$(82,420)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of intangible assets	1,000	—
Depreciation and amortization expense	58,858	40,557
Amortization of content assets	18,673	10,008
Provision for inventory and net realizable value adjustment	35,195	4,431
Realized losses on hedging derivative financial instruments	141	481
Gain on investment in convertible instrument	—	(3,114)
Change in fair value of warrant liabilities	(4,696)	(35,664)
Equity-based compensation	13,166	10,839
Deferred income taxes	(1,754)	(12,964)
Amortization of debt issuance costs	262	—
Paid-in-kind interest expense	221	—
Other non-cash items	311	—
Changes in operating assets and liabilities:
Inventory	31,676	(68,765)
Content assets	(16,111)	(21,958)
Prepaid expenses	8,681	(5,364)
Other assets	4,496	(5,762)
Accounts payable	(30,379)	9,095
Accrued expenses	(209)	(406)
Deferred revenue	(3,690)	27,041
Other liabilities	(3,525)	(5,294)

Net cash used in operating activities	(36,943)	(139,259)

Cash flows from investing activities:
Purchase of property and equipment	(23,236)	(61,065)
Investment in convertible instrument	—	(5,000)
Other investment	—	(5,000)
Cash paid for acquisition, net of cash acquired	—	(37,280)

Net cash used in investing activities	(23,236)	(108,345)

Cash flows from financing activities:
Proceeds from exercise of stock options	3,162	4,477
Remittance of taxes withheld from employee stock awards	(308)	(3,154)
Borrowings under Credit Facility	—	42,000
Repayments under Credit Facility	—	(42,000)
Business combination, net of issuance costs paid	—	389,125
Shares withheld for tax withholdings on vesting of restricted stock	(183)	—
Borrowings under Term Loan	50,000	—
Repayments under Term Loan	(313)	—
Payment of debt issuance costs	(4,075)	—

Net cash provided by financing activities	48,283	390,448

Effect of exchange rates on cash	(1,095)	168
Net (decrease) increase in cash and cash equivalents	(12,991)	143,012
Cash, cash equivalents and restricted cash, beginning of period	107,054	56,827

Cash and cash equivalents, end of period	$94,063	$199,839

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$738	$389
Cash paid during the year for income taxes, net	365	389
Supplemental disclosure of noncash investing activities:
Property and equipment acquired but not yet paid for	$789	$13,640
Class A Common Stock issued in connection with acquisition	—	162,558
Fair value of Myx instrument and promissory note held by Old Beachbody	—	22,618
Supplemental disclosure of noncash financing activities:
Net assets assumed in the Business Combination	$—	$293
Warrants issued in relation to Term Loan	5,236	—
Debt issuance costs, accrued but not paid	136	—

The Beachbody Company, Inc.

Adjusted EBITDA

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measure of Adjusted EBITDA is useful in evaluating our operating performance.

We define and calculate Adjusted EBITDA as net income (loss) adjusted for impairment of goodwill and intangible assets, depreciation and amortization, amortization of capitalized cloud computing implementation costs, amortization of content assets, interest expense, income taxes, equity-based compensation, net realizable value adjustment, and other items that are not normal, recurring, operating expenses necessary to operate the Company’s business.

The presentation of this non-GAAP financial measure is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure. A reconciliation of our non-GAAP Adjusted EBITDA to GAAP net loss can be found below:

	Three Months Ended September 30,		Nine Months ended September 30,
(in thousands)	2022	2021	2022	2021
Net loss	$(33,859)	$(39,922)	$(149,259)	$(82,420)
Adjusted for:
Impairment of intangible assets	1,000	—	1,000	—
Depreciation and amortization	17,306	14,616	58,858	40,557
Amortization of capitalized cloud computing implementation costs	126	168	462	504
Amortization of content assets	5,493	3,889	18,673	10,008
Interest expense	1,152	62	1,174	490
Income tax benefit	(549)	(1,487)	(1,536)	(12,739)
Equity-based compensation	5,601	5,744	13,166	10,839
Inventory net realizable value adjustment (1)	(1,867)	—	23,569	—
Transaction costs	—	677	2	2,819
Restructuring and platform consolidation costs (2)	1,745	—	11,718	—
Change in fair value of warrant liabilities	(2,362)	(30,274)	(4,696)	(35,664)
Other adjustment items (3)	—	3,044	—	9,082
Non-operating (4)	(15)	71	61	(3,017)

Adjusted EBITDA	$(6,229)	$(43,412)	$(26,808)	$(59,541)

(1)

Represents a non-cash expense to reduce the carrying value of our connected fitness inventory and related future commitments. This adjustment is included because of its unusual magnitude due to disruptions in the connected fitness market.

(2)	Includes restructuring expense and non-recurring personnel costs associated primarily with the consolidation of our digital platforms.
(3)	Incremental costs associated with COVID-19.
(4)	Includes interest income, and during the nine months ended September 30, 2021, also includes the gain on investment on the Myx convertible instrument.

Source: The Beachbody Company, Inc.

Media

Jill Murray

Jillian.Murray@teneo.com

Investor Relations

Edward Plank

eplank@beachbody.com